                                                                      Exhibit 24

                               POWER OF ATTORNEY

     The undersigned, a director or officer of OM Group Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering 2,000,000 shares of Common Stock with $.01 par value of the Company, to be offered pursuant to the OM Group, Inc. 1998 Long-Term Incentive Compensation Plan, does hereby constitute and appoint Michael J. Scott with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2000.


                                                  /s/ James P. Mooney
                                                  ------------------------------
                                                  James P. Mooney

                                                            Exhibit 24

                               POWER OF ATTORNEY

     The undersigned, a director or officer of OM Group Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering 2,000,000 shares of Common Stock with $.01 par value of the Company, to be offered pursuant to the OM Group, Inc. 1998 Long-Term Incentive Compensation Plan, does hereby constitute and appoint Michael J. Scott with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2000.


                                                  /s/ James M. Materna
                                                  ------------------------------
                                                  James M. Materna

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     The undersigned, a director or officer of OM Group Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering 2,000,000 shares of Common Stock with $.01 par value of the Company, to be offered pursuant to the OM Group, Inc. 1998 Long-Term Incentive Compensation Plan, does hereby constitute and appoint Michael J. Scott with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2000.


                                                  /s/ Lee R. Brodeur
                                                  ------------------------------
                                                  Lee R. Brodeur

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     The undersigned, a director or officer of OM Group Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering 2,000,000 shares of Common Stock with $.01 par value of the Company, to be offered pursuant to the OM Group, Inc. 1998 Long-Term Incentive Compensation Plan, does hereby constitute and appoint Michael J. Scott with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2000.


                                                  /s/ Frank E. Butler
                                                  ------------------------------
                                                  Frank E. Butler

                                                                      Exhibit 24


                               POWER OF ATTORNEY

     The undersigned, a director or officer of OM Group Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering 2,000,000 shares of Common Stock with $.01 par value of the Company, to be offered pursuant to the OM Group, Inc. 1998 Long-Term Incentive Compensation Plan, does hereby constitute and appoint Michael J. Scott with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2000.


                                                  /s/ John E. Mooney
                                                  ------------------------------
                                                  John E. Mooney